הסכם עבודה אישי

שנערך ונחתם בעיר פתח תקווה ביום 23 בחודש דצמבר בשנת 2012

ב י ן **בריינסטורם תרפיה תאית בע"מ**
ח.פ. 513601021
מרחוב בזל 12, פתח תקווה 49001
(להלן: " **החברה**")

מצד אחד;

ל ב י ן אלה פטליס
ת.ז. 326877867
כתובת סלנט 57, דירה 9, פ"ת 49530
טלפון 050-309-2025
(להלן: "**העובד**")

מצד שני;

הואיל: והחברה מעוניינת להעסיק את העובד בתפקיד **חשבת**;

והואיל: והעובד הביע רצונו לעבוד בחברה בתפקיד האמור, והציג עצמו כבעל ידע, ניסיון וכישורים המתאימים לביצוע התפקיד האמור;

והואיל: וברצון הצדדים לקבוע בהסכם זה את תנאי העסקתו של העובד.

לפיכך, הוסכם והותנה בין הצדדים כדלקמן:

1. כללי

1.1. המבוא להסכם זה הוא חלק בלתי נפרד ממנו; כותרות סעיפי ההסכם נועדו לנוחות בלבד והן אינן משמשות לצרכי פרשנות ההסכם.

1.2. הסכם זה הינו אישי ותנאי עבודתו של העובד יהיו לפי האמור בהסכם זה בלבד.

1.3. העובד יעבוד בחברה בתפקיד **חשבת**, (להלן: "**התפקיד**") ובכפיפות לממונה עליו כפי שזה יהיה מעת לעת, על פי החלטת החברה, וכפי שתודיע החברה לעובד. ביום חתימת הסכם זה הממונה המקצועי הישיר על העובד הוא סמנכ"ל כספים.

1.4. במסגרת תפקידו יבצע העובד את כל המטלות שיוטלו עליו על-ידי הנהלת החברה ו/או הממונים עליו במישרין, לרבות מקום ביצוע העבודה.

1.5. העובד ימלא את התפקיד בנאמנות, במסירות ובמיטב כישוריו ומיומנותו, ובמסגרת תפקידו ימלא את החלטות הנהלת החברה והממונים עליו.

1.6. בתקופת ההסכם, לא יעסוק העובד במישרין או בעקיפין בכל עבודה או עיסוק נוספים, אלא אם קיבל את אישור החברה לכך בכתב ומראש, ובכל מקרה הכל בכפוף לאמור בנספח ג' להסכם זה.

1.7. העובד לא יקבל כל תשלום או טובת הנאה אחרת מכל צד שלישי, בקשר ישיר או עקיף עם עבודתו.

1.8. העובד מתחייב להודיע לחברה, מיד וללא דיחוי, על כל עניין או נושא אשר לגביהם יש לו עניין אישי ו/או העלולים ליצור ניגוד אינטרסים עם תפקידו.

1.9. העובד מצהיר כי אין כל מניעה משפטית, חוזית או אחרת להתקשרותו בהסכם זה, כי הוא אינו צד לכל התחייבות או הסכם הנוגדים את הוראות הסכם זה, על כל הנובע מכך, וכי במסגרת עבודתו בחברה לא יעשה שימוש במידע הנוגד הוראות הסכם או התחייבות כלשהם.

2. <u>תקופת ההסכם</u>

2.1. העובד יתחיל בעבודתו בחברה ביום <u>23 בדצמבר 2012</u>. תקופת הסכם אינה קצובה והיא ניתנת להפסקה בכל עת כאמור בהסכם זה להלן.

2.2. כל אחד מהצדדים יהיה רשאי לסיים ההתקשרות על פי הסכם זה בכל עת, ובלבד שיודיע על כך למשנהו בכתב 30 יום מראש.

2.3. בתקופת ההודעה המוקדמת יהיה על העובד לעבוד בפועל בחברה. עם זאת, על פי שיקול דעתה של החברה, שמורה לה הזכות להפסיק את עבודתו של העובד בכל עת, ולשלם לו עבור תקופת ההודעה המוקדמת או יתרתה את שווי שכרו הרגיל ללא הטבות או תוספות כלשהן, כפדיון הודעה מוקדמת.

2.4. למרות האמור לעיל רשאית החברה לפטר את העובד לאלתר בלי הודעה מוקדמת (וללא תשלום תמורתה) בכל מקרה בו יבוצעו הפיטורים בנסיבות בהן אף ניתן לשלול מעובד פיצויי פיטורים על פי הדין הנהוג בישראל, באופן מלא או חלקי, לרבות במקרים המנויים בסעיף זה להלן:

2.4.1. גרימת נזק במזיד או ברשלנות חמורה לחברה או לרכושה.

2.4.2. הפרת חובת הסודיות או אי-התחרות של העובד כלפי החברה.

2.4.3. הפרת משמעת חמורה על ידי העובד, לרבות התנהגות אלימה או הטרדה מינית.

3. <u>שעות העבודה</u>

3.1. העובד יועסק בחברה <u>במשרה מלאה</u> חמישה ימים בשבוע. שעות העבודה יהיו כמקובל בחברה 08:00 עד 17:00. יום המנוחה השבועי של העובד יהיה שבת. העובד יעבוד גם בשעות נוספות ו/או בימי עבודה שאינם רגילים, כפי שיידרש ע"י החברה, מעת לעת.

3.2. החברה מעריכה, כי מעת לעת לצורך מילוי תפקידו יידרש העובד לעבוד בשעות נוספות בהיקף של כ-40 שעות בחודש בממוצע. על מנת שלא לבצע התחשבנות מדי חודש בחודשו, ישולם לעובד מדי חודש גמול גלובלי בגין עבודה בשעות נוספות. מובהר, כי העובד לא יהיה זכאי לתשלום שעות נוספות לפי ביצוע בפועל, וכי החברה לא תנכה משכרו של העובד סכום כלשהו במידה והוא יעבוד פחות שעות נוספות או לא יעבוד כלל בשעות נוספות. בכל מקרה, העובד אינו רשאי לעבוד בשעות נוספות מעבר להיקף המותר בהיתר הכללי הרלבנטי של שר העבודה. לפנים משורת הדין, ומבלי לגרוע ממהותו של הגמול הגלובלי, יהיה העובד זכאי לזכויות נלוות (לרבות ביטוח פנסיוני, קרן השתלמות, פיצויי פיטורים וכו') גם על הגמול הגלובלי.

4. משכורת

4.1. תמורת עבודתו תשלם החברה לעובד שכר בסך 12,750 ש"ח ברוטו (להלן: **"השכר"**). המשכורת תהווה הבסיס לחישוב כל זכויותיו הנלוות של העובד על פי חוק.

4.2. בנוסף תשלם החברה לעובד גמול גלובלי בגין עבודה בשעות נוספות בסך של 2,250 ש"ח ברוטו (להלן: **"הגמול הגלובלי"**).

4.3. השכר והגמול הגלובלי יכונו להלן ביחד: **"המשכורת"** וישולמו לא יאוחר מהיום התשיעי בכל חודש, עבור החודש שקדם לו, ולאחר שנוכו מהם המיסים ותשלומי החובה האחרים שחב או יחויב בהם העובד וכן תשלומים שהעובד נתן הסכמתו לניכויים.

5. חופשה שנתית ודמי הבראה

5.1. העובד יהא זכאי לחופשה שנתית של 16 ימי עבודה בשנה. החופשה אינה ניתנת לצבירה או לפדיון אלא אם הוסכם אחרת במפורש על ידי החברה ובכפוף למדיניות החברה. מכסת החופשה העולה על מכסת החופשה החוקית אשר לא תנוצל תימחק אוטומטית וללא צורך בהתרעה נוספת.

5.2. העובד יתאם יציאתו לחופשה עם הממונה עליו, בהתאם לצרכי העבודה ואישור סופי ממנכ"ל החברה. מבלי לגרוע מכך, החברה תהיה רשאית להוציא את העובד לחופשה במועד או במועדים שיראו לה, ובלבד שהודיעה על כך לעובד לפחות שבועיים מראש. החברה תהיה רשאית לבקש מהעובד לנצל ימי חופשה בתקופת ההודעה המוקדמת שלו, ובלבד שניצול החופשה יעשה בתקופת ההודעה המוקדמת העולה על משך ההודעה המוקדמת המגיעה לעובד על פי חוק הודעה מוקדמת.

5.3. העובד יהיה זכאי לתשלום דמי הבראה בשיעור ובתעריף שיקבעו מעת לעת על פי צווי ההרחבה החלים על כלל המשק וכמקובל בחברה.

6. מחלה

6.1. העובד יהיה זכאי לימי מחלה בתשלום כקבוע בחוק דמי מחלה, תשל"ו - 1976, בכפוף להצגת אישורים רפואיים מתאימים. ככל שהעובד יהיה זכאי לתשלומים מהביטוח הפנסיוני או ביטוח אובדן כושר העבודה, יבואו תשלומים אלה על חשבון דמי המחלה שהחברה חייבת לשלם על פי כל דין.

7. ביטוח פנסיוני

7.1. החברה תפריש מדי חודש לפוליסת ביטוח מנהלים בחברת הביטוח שיבחר העובד, סכומים בשיעור של 8.33% מן המשכורת על חשבון פיצויי פיטורים, וכן 5% על חשבון תגמולים, ותנכה מהמשכורת את הפרשת העובד לתגמולים בשיעור 5%. במידה והעובד יבחר בקרן פנסיה במקום ביטוח מנהלים, תפריש החברה לחלק התגמולים 6% מהמשכורת ותנכה מהמשכורת את הפרשת העובד לתגמולים בשיעור 5.5%. במידה והעובד יבחר בביטוח מנהלים, תבטח החברה את העובד על חשבונה בביטוח אובדן כושר עבודה בעלות של עד 2.5% מהמשכורת.

ע.ס.
ע.ב.

7.2. כל התשלומים אשר ישולמו על ידי החברה לביטוח הפנסיוני יבואו במקום פיצויי הפיטורים שיגיעו לעובד או לשאיריו מהחברה בגין השכר שממנו שולמו התשלומים האמורים ולתקופה ששולמו (להלן – "השכר המופטר") והעובד נותן בזה הסכמתו לכך, וזאת לפי סעיף 14 לחוק פיצויי פיטורים, התשכ"ג - 1963 (להלן – " החוק"). הצדדים מאמצים בזה את האישור הכללי בדבר תשלומי מעבידים לקרן פנסיה ולקופת ביטוח במקום פיצויי פיטורים, על פי סעיף 14 לחוק, כפי שפורסם בילקוט הפרסומים מס' 4659 מיום 30.6.1998 המצורף להסכם זה **כנספח "א"**. בהתאם להוראות האישור הכללי: (1) אין בהסכם זה כדי לגרוע מזכותו של העובד לפיצויי פיטורים על פי החוק או על פי הסכם או על פי צו הרחבה בגין שכר שמעבר לשכר המופטר, ככל שישנו כזה; (2) החברה מוותרת בזה מראש על כל זכות שיכולה להיות לה להחזר כספים מתוך תשלומיה לפוליסת הביטוח, אלא אם כן נשללה זכות העובד לפיצויי פיטורים בפסק דין מכח סעיפים 16 או 17 לחוק ובמידה שנשללה, או שהעובד משך כספים מפוליסת הביטוח שלא בשל אירוע מזכה. לענין זה "אירוע מזכה" - מוות, נכות או פרישה בגיל שישים או יותר.

7.3. ההפרשות לביטוח הפנסיוני יעשו באמצעות סוכן ביטוח על פי בחירתה של החברה.

7.4. עם סיום עבודתו של העובד, ובכפוף למילוי כל חובותיו כלפי החברה, תשחרר החברה לזכות העובד את הכספים שנצברו בביטוח הפנסיוני.

8. <u>טלפון, מחשב, רכב והוצאות נסיעה</u>

8.1. <u>רכב</u>

8.1.1. ככל שהחברה תעמיד לרשות העובד רכב, יהא זה <u>לצרכי עבודתו</u> ובמקום תשלום הוצאות נסיעה. העובד ישמור על הרכב ויעשה בו שימוש על פי נוהלי החברה כפי שיהיו מעת לעת וכן על פי המפורט **בנספח ב'** להסכם זה. העובד ישא במס החל בגין כך. מוסכם כי הרכב לא ישמש עיכבון בידי העובד.

8.1.2. העובד נותן בזאת את הסכמתו כי כל דוח תעבורה או חניה אשר יינתנו בעת שהרכב יעמוד לרשותו יוסבו על שמו. לצורך כך יחתום העובד על בקשה להסבת דוחות.

8.2. <u>נסיעות</u>

ככל שלא תעמיד החברה רכב לרשות העובד, יהא העובד זכאי להחזר הוצאות נסיעה על פי עלות נסיעה בתחבורה ציבורית מביתו למקום העבודה ובחזרה בכפוף לצו ההרחבה הרלבנטי.

8.3. <u>שימוש במחשב וברשת</u>

אם וככל שהחברה תעמיד לרשות העובד תיבת דואר אלקטרוני, ו/או תתאפשר לעובד גישה למחשבי החברה ולרשת האינטרנט, יעשה הדבר <u>לצרכי עבודתו של העובד בלבד</u> ובכפוף למדיניות החברה כפי שתהיה מעת לעת. החברה מודיעה בזאת לעובד כי היא עוקבת אחר, מפקחת על, מאזינה, מתעדת, מקליטה, ומציגה לצדדים שלישיים את השימוש, המידע, החומר והנתונים הקיימים האגורים או המועברים בתיבת הדואר האלקטרוני, השרתים, הטלפון, והמחשבים. העובד נותן בזאת את הסכמתו כי בסיום עבודתו מכל סיבה שהיא וכן במקרה של העדרותו

ס.ר.

ד.ט.

מהעבודה יעמדו תיבת הדואר האלקטרוני ו/או המחשב שבשימושו לרשותו של מי שהחברה תורה על מנת להבטיח המשך עבודה תקינה.

9. <u>העברת תפקיד</u>

הופסקה או תמה עבודתו, מתחייב העובד להעביר את תפקידו בצורה מסודרת, וכן למסור לחברה את כל המסמכים, המידע וכל חומר אחר שהגיע אליה או הוכן על-ידו בקשר לעבודתו עד להפסקת העבודה, ולהחזיר לחברה כל ציוד לרבות מחשבים, טלפונים סלולריים וכל ציוד אחר - כשהם במצב טוב ותקין.

10. <u>סודיות אי תחרות וזכויות קנין רוחני</u>

העובד יחתום על התחיבות לשמירת סודיות לאי תחרות ולהמחאת זכויות קנין רוחני בנוסח המפורט <u>בנספח ג'</u> להסכם זה ואשר מהווה חלק בלתי נפרד ממנו.

11. <u>שונות</u>

11.1. הסכם זה הינו אישי ומיוחד וקובע באופן בלעדי וממצה את תנאי העסקת העובד בחברה, ועל כן לא יחולו על העובד ועל החברה תנאי הסכם או הסכמי עבודה אחרים שייחתמו בין החברה ועובדיה האחרים, ו/או כל הסכם או הסדר אחר, לרבות נוהגים, שאינם חלים ולא יחולו על היחסים בין הצדדים. מובהר בזאת שהעובד לא יהא זכאי לכל תשלום, זכות או טובת הנאה שלא פורטו בהסכם במפורש לרבות תשלומים, זכויות או טובות הנאה להם זכאים עובדים אחרים של החברה (אם בכלל) או להם היה זכאי ממעסיקיו הקודמים.

11.2. עם סיום יחסי מעביד – עובד בין הצדדים, רשאית החברה לקזז את כל חובותיו של העובד כלפי החברה מהתחייבויותיה כלפיו כפי אם תהינה כאלה באותה עת.

11.3. אם יקבע על ידי ערכאה מוסמכת כי הוראה מהוראות חוזה זה אינה ניתנת לאכיפה ו/או הינה חסרת תוקף מטעם כלשהו, לא יהא בכך כדי לפגום ו/או לבטל את תוקפן של יתר הוראות החוזה.

11.4. להסכם זה מצורפת <u>כנספח ד'</u> הודעה לעובד על תנאי עבודה. בכל מקרה של סתירה יגבר האמור בהסכם עצמו.

11.5. הצדדים מצהירים כי קראו חוזה זה והנספחים המצורפים לו בעיון, הבינו את תכנם וחתמו עליהם מרצונם החופשי.

ולראיה באו הצדדים על החתום במקום ובתאריך דלעיל:

בריינסטורם תרפיה תאית בע"מ BRAINSTORM CELL THERAPEUTICS LTD בריינסטורם תרפיה תאית בע"מ ח.פ 513601021 **החברה**	**העובד**

א.ב.

נספח א'

להסכם עבודה בין **בריינסטורם תרפיה תאית בע"מ** והעובד/ת **אלה פטליס**

אישור כללי לפי סעיף 14 לחוק פיצויי פיטורים

להלן נוסח משולב של האישור הכללי מיום 9.6.1998 כפי שהתפרסם בילקוט הפרסומים 4659 ביום 30.6.1998, כפי שתוקן ביום 23.8.199 והתפרסם בילקוט הפרסומים 4803 ביום 19.9.1999 וכפי שתוקן ופורסם בילקוט הפרסומים 4970 ביום 12.3.2001:

בתוקף סמכותי לפי סעיף 14 לחוק פיצויי פיטורים, התשכ"ג - 1963 (להלן - **החוק**), אני מאשר כי תשלומים ששילם מעביד החל ביום פרסומו של אישור זה, בעד עובדו לפנסיה מקיפה בקופת גמל לקצבה שאינה קופת ביטוח כמשמעותה בתקנות מס הכנסה (כללים לאישור ולניהול קופות גמל) התשכ"ד - 1964 (להלן - **קרן פנסיה**) או לביטוח מנהלים הכולל אפשרות לקצבה או שילוב של תשלומים לתכנית שאינה לקצבה בקופת ביטוח כאמור (להלן - **קופת ביטוח**), לרבות תשלומים ששילם תוך שילוב של תשלומים לקרן פנסיה ולקופת ביטוח בין אם יש בקופת הביטוח תכנית לקיצבה ובין אם לאו (להלן - **תשלומי המעביד**), יבואו במקום פיצויי הפיטורים המגיעים לעובד האמור בגין השכר שממנו שולמו התשלומים האמורים לתקופה ששולמו (להלן - **השכר המופטר**), ובלבד שנתקיימו כל אלה:

(1) תשלומי המעביד -

א. לקרן פנסיה אינם פחותים מ-14.33% מן השכר המופטר או 12% מן השכר המופטר אם משלם המעביד בעד עובדו בנוסף לכך גם תשלומים להשלמת פיצויי פיטורים לקופת גמל לפיצויים או לקופת ביטוח על שם העובד בשיעור של 2.33% מן השכר המופטר. לא שילם המעביד בנוסף ל-12% גם 2.33% כאמור, יבואו תשלומיו במקום 72% מפיצויי הפיטורים של העובד, בלבד;

ב. לקופת ביטוח אינם פחותים מאחד מאלה:

(1) 13.33% מן השכר המופטר, אם משלם המעביד בעד עובדו בנוסף לכך גם תשלומים להבטחת הכנסה חודשית במקרה אובדן כושר עבודה, בתוכנית שאישר הממונה על שוק ההון ביטוח וחסכון במשרד האוצר, בשיעור הדרוש להבטחת 75% מן **השכר המופטר** לפחות או בשיעור של 2.5% מן השכר המופטר, לפי הנמוך מביניהם (להלן - **תשלום לביטוח אובדן כושר עבודה**).

(2) 11% מן השכר המופטר, אם שילם המעביד בנוסף גם תשלום לביטוח אובדן כושר עבודה, ובמקרה זה יבואו תשלומי המעביד במקום 72% מפיצויי הפיטורים של העובד בלבד, שילם המעביד נוסף על אלה גם תשלומים להשלמת פיצויי פיטורים לקופת גמל לפיצויים או לקופת ביטוח על שם העובד בשיעור של 2.33% מן השכר המופטר, יבואו תשלומי המעביד במקום 100% פיצויי הפיטורים של העובד.

(2) לא יאוחר משלושה חודשים מתחילת ביצוע תשלומי המעביד נערך הסכם בכתב בין המעביד לבין העובד ובו -

א. הסכמת העובד להסדר לפי אישור זה בנוסח המפרט את תשלומי המעביד ואת קרן הפנסיה וקופת הביטוח, לפי העניין; בהסכם האמור ייכלל גם נוסחו של אישור זה;

ב. ויתור המעביד מראש על כל זכות שיכולה להיות לו להחזר כספים מתוכם תשלומיו, אלא אם כן נשללה זכות העובד לפיצוי פיטורים בפסק דין מכח סעיפים 16 או 17 לחוק ובמידה שנשללה או שהעובד משך כספים מקרן הפנסיה או מקופת הביטוח שלא בשל אירוע מזכה; לענין זה, "אירוע מזכה" - מוות, נכות או פרישה בגיל שישים או יותר.

(3) אין באישור זה כדי לגרוע מזכותו של עובד לפיצויי פיטורים לפי החוק, הסכם קיבוצי, צו הרחבה או חוזה עבודה, בגין שכר שמעבר לשכר המופטר.

אליהו ישי

שר העבודה והרווחה

ל.ס.

א.פ.

נספח ב'

להסכם עבודה בין **בריינסטורם תרפיה תאית בע"מ** והעובד/ת **אלה פטליס**

נוהל שימוש ברכב שניתן לעובד ע"י בריינסטורם תרפיה תאית בע"מ (להלן: "החברה")

1. נוהל זה מפרט את כל הקשור בהחזקת הרכב בידי העובד והוא כפוף להוראות החברה כפי שיהיו מעת לעת.

2. רכב חברה: רכב שניתן לעובד במסגרת חוזה ההעסקה (להלן: "הרכב").

3. העובד מתחייב כי:

3.1 ברכב ינהג אדם שברשותו רשיון נהיגה תקף וגילו מעל 24 שנים. חריגים רק בכפוף לאישור החברה.

3.2 ברכב ינהגו בני משפחה מקרבה ראשונה (בן/בת זוג וילדים) בלבד. חריגים רק בכפוף לאישור החברה.

3.3 לא יוציא את הרכב אל מחוץ לשטחי מדינת ישראל ולא יוציא את הרכב לשטחי הרשות הפלשתינית, אלא ברשות מוקדמת של החברה.

3.4 ככלל ייסע כחוק, כולל שלא יסיע נוסעים מעל המותר עפ"י חוק או יעמיס מטען מעבר למורשה.

3.5 לא יעשה שימוש ברכב תחת השפעת סם ו/או משקה ו/או תרופה הפוגמת בתפקודו כנהג.

3.6 יימנע מגרימת נזק כלשהו בזדון לרכב.

3.7 לא יסיע נוסעים בשכר או בתמורה.

3.8 לא יסיע ברכב חומרים רעילים או מסוכנים, לא יגרור רכבים או חפצים אחרים ולא יתן לגרירת הרכב.

3.9 לא ייסע בדרכים לא סלולות או כבושות שאינן מתאימות לנסיעת רכב פרטי.

3.10 לא יבצע כל שינוי ברכב ללא הסכמת החברה, ולא ידביק עליה כל מדבקה, למעט סמל החברה.

3.11 לא יבצע כל טיפול לרבות החלפת צמיגים אלא באישור החברה (למעט תיקון תקר שלא כרוך בהחלפת צמיג).

3.12 יודיע לחברה מיד עם קרות כל תקלה, קלקול או תאונה ברכב ויעמיד את הרכב לטיפולים שוטפים ומבחני רישוי, כפי שתורה לו החברה.

4. ידוע לעובד כי ביטוח הרכב אינו חל על חפצים אישיים.

5. במקרה של תאונה, חל איסור על מסירת כל הודעה, הצעה, הבטחה, ויתור או פשרה (פרט למידע שיש למסור על-פי דין). העובד מתבקש למלא את פרטי המעורבים בתאונה, פרטי רישיון הרכב ושם חברת הביטוח, לרבות שם נהג הרכב ושמות עדי ראיה במידה והיו, ולהעבירם לחברה.

6. ברכב בו הותקן מערכת דלקן/פזומט חל איסור מילוי דלק שלא בתחנות המורשות.

7. העובד מודע לכך שהעמדת הרכב לשימושו כרוכה בתשלום מסים, שיורדו ממשכורתו. כן מוסכם שאין בהעמדת הרכב לשימוש העובד בבחינת התחייבות להמשך העסקתו מעבר למפורט בהסכם העבודה.

8. העובד ישלם במועד כל דו"ח, קנס, מס או דמי גרירת רכב היטל אחר שיושת על מחזיקי כלי רכב, כולל דמי טיפול בדו"חות (בסך של 45 ש"ח + מע"מ בגין כל דו"ח) וכן ישלם כל הוצאה כספית אחרת שתיגרם לחברה ו/או לחברת הליסינג בקשר עם הדו"חות והדרישות כאמור.

9. במידה ויעבור העובד סך של 35,000 ק"מ בשנה, תהיה רשאית החברה להפחית משכרו סך של 0.15 ₪ על כל ק"מ כאמור.

א.פ.
א.ב.

10. העובד מתחייב להחזיר את הרכב לחברה עם סיום החכירה על פי ההסכם מכל סיבה שהיא, או במקרה בו תחליט החברה להביא לידי סיום את רשות השימוש שניתנה לעובד ברכב, כשהיא ריקה מכל חפץ, במצב תקין, כפי שקיבל אותה, בהתחשב בבלאי סביר בלבד ברכב.

11. עם החזרת הרכב לחברה, ייבדק הרכב על ידי שמאי מטעם החברה או מטעם חברת הליסינג, אשר יקבע אם נגרם נזק לרכב אשר אינו בגדר בלאי סביר בלבד. נזק שאינו בגדר בלאי סביר אשר יקבע ע"י השמאי, ישולם לחברה על ידי העובד, תוך 7 ימים מיום דרישת החברה.

12. ידוע לעובד כי בכל מקרה לא יהיה זכאי לעכב תחת ידו את הרכב.

13. ידוע לעובד כי החברה רשאית להפסיק בכל עת ומכל סיבה שהיא את מתן רשות השימוש ברכב בהתראה בת 7 ימים מראש, ובמקרה זה הוא מתחייב להחזיר את הרכב לחזקת החברה מיד בתום תקופת ההתראה.

14. ידוע לעובד כי יהיה אחראי לכל נזק ו/או הוצאה שתיגרם לחברה כתוצאה מהפרת איזו מהתחייבויותיו דלעיל והחברה תהיה זכאית זכאים לנכות ו/או לקזז כל סכום כאמור מכל סכום שיגיע לו מן החברה.

15. ידוע לעובד כי לא יהיה זכאי לקזז מהתשלומים שהנו חב לחברה על פי נספח זה, סכומים שלטענותיו החברה חייבת לו.

הריני מאשר כי קיבלתי רכב מס' רישוי ___________ מהחברה וקראתי הוראות נוהל זה.

הנני מתחייב למלא אחר הוראות נוהל זה.

הנני מודע לעובדה כי החברה תהיה רשאית לדרוש פיצוי בגין הוצאות שנגרמו לה כתוצאה מאי מילוי אחר נוהל זה.

זוהר [illegible]	[חתימה]
שם העובד	חתימה
326177867	23.12.12
ת.ז.	תאריך

נספח ג'

להסכם עבודה

בין:

בריינסטורם תרפיה תאית בע"מ ("החברה")

ובין:

אלה פטליס ______ 326877867 ______ **("העובד")**

שם העובד ת.ז.

התחיבות לסודיות, אי תחרות וזכויות קנין רוחני

אי תחרות

1.

2. במהלך תקופת העסקתו בחברה, לא יהיה העובד רשאי לעסוק, במישרין או בעקיפין, בכל עבודה או עיסוק נוספים, בין שבתמורה בין שלא בתמורה, אלא אם קיבל את אישורה של החברה לכך בכתב ומראש.

3. העובד מתחייב כי במהלך תקופת תוקפו של הסכם זה ובמשך תקופה של 12 חודשים מיום סיום יחסי העבודה בינה לבין החברה, לא יעסוק בצורה כלשהי, בין במישרין ובין בעקיפין, בין כשכיר, בין כעצמאי, בין כיועץ ובין בצורה אחרת כלשהי, בעיסוק כלשהו המתחרה בעסקיה של החברה, ולא יעמיד את עצמו במצב של מעוניין בעסק מתחרה כאמור, ולא ישתף פעולה עם כל חברה, עסק ו/או פעילות המתחרים (במהלך עבודת העובד וכן במהלך ששת החודשים האמורים) בעסקיה של החברה.

4. העובד מתחייב במשך עבודתו בחברה וכן במשך תקופה של 12 חודשים לאחר סיום עבודתו בפועל בחברה, שלא לפנות ושלא להתקשר, במישרין או בעקיפין, בעצמו או באמצעות אחרים, עם לקוחות החברה, בפעילות זהה ו/או דומה ו/או מתחרה לפעילות החברה. כן מתחייב העובד בתקופה האמורה לא לשדל עובדים ו/או מועסקים של החברה לעזוב את עבודתם, ולא להעסיק או להתקשר עם מי עובדי החברה.

5. העובד מצהיר ומאשר בזאת, כי הוא מבין היטב את מהות ההגבלות המוטלות עליו בסעיף זה על סעיפי המשנה שבו, ואת מלוא המשמעות הנובעת מהן, לרבות הגבלת חופש העיסוק שלו לאחר הפסקת עבודתו אצל החברה, וכי הוא מסכים כי בהתחשב באינטרס הלגיטימי של החברה, ולאור מהות תפקידו, האמון הרב שניתן בו, והמידע אליו יחשף, הגבלות אלו הן סבירות ומקובלות עליו, וכי השכר המשולם לו כולל בתוכו אף גמול מתאים בתמורה להתחיבויותיו אלה.

שמירת סודיות

6. במשך כל תקופת העסקתו בחברה ובכל זמן לאחריה, העובד מתחייב שלא לגלות ו/או לחשוף ו/או להעביר, בין במישרין ובין בעקיפין, לכל צד שלישי שהוא, כל ידע ומידע מכל מין וסוג שהוא, לרבות סודות מקצועיים ו/או מסחריים, הקשורים בעסקי החברה, לקוחותיה, ספקיה ו/או עובדיה ולשמור על סודיות מוחלטת בכל הקשור לעסקי החברה ולענייניה כאמור. בכלל זה, העובד מתחייב בזאת כלפי החברה, לשמור בסודיות כאמור כל מידע, ידיעה, רישום, שרטוט, תכנית, מפרט, מסמך עיוני, מדעי או מעשי, בין בכתב ובין בעל פה, אשר יגיע לידיה בתקופת עבודתו בחברה ו/או עקב מתן שירותיה לחברה, לרבות ומבלי לגרוע, פרטי לקוחות, מחירים, נתונים, תהליכים, תוכניות, תנאי עבודה, ועוד (להלן ביחד "**המידע**"). מובהר כי "המידע" אינו כולל מידע שהוא נחלת הכלל.

7. ידוע לעובד כי המידע הינו רכושה הבלעדי של החברה, והעובד לא יהיה זכאי לעשות בו כל שימוש גם לאחר סיום עבודתו בחברה, תהא הסיבה להפסקת העסקתו אשר תהא. התחייבות זו חלה גם על כל מידע אליו נחשף השייך ללקוחות של החברה.

8. העובד מתחייב למסור לחברה או למי שהיא תורה לו, במהלך עבודתו ובסיומה, כל מידע מכל סוג שהוא, שיגיע לידיעתו במהלך עבודתו אצל החברה בהקשר לעבודתו, ולא לעשות במידע כאמור שימוש אלא למען החברה.

ל.ס.

א.ר.

קנין רוחני

9. העובד מתחייב להביא לאלתר לידיעת החברה או למי שהיא תורה כל שיפור, אמצאה, תהליך, נוסחה, טכניקה, מסקנות, ידע, ממצאים, תוכנית, תוצאות מחקר או ניסוי, פיתוחים וכיוצא באלה, בין אם כשירי פטנט ובין אם לאו, שעשה, הגה, יצר, יזם או יישם, אם בכוחות עצמו ואם במשותף עם אחרים, במהלך תקופת העסקתו בחברה והקשורים לעיסוקיה של החברה (להלן ביחד ולחוד - "אמצאות"). למען הסר ספק מובהר בזאת, כי ההמצאות תכלולנה, בין השאר, אמצאות שתחילתן לפני תחילת עבודתו בחברה ו/או שהשלמתן לאחר סיום עבודתו בחברה. העובד מאשר בזאת, כי אין לו ולא תהיינה לו כל זכויות, דרישות או תביעות בקשר לאמצאות ולפטנטים האמורים, כולם או מקצתם, לרבות זכויות לתמלוגים או לכל השתתפות או פיצויי אחרים, ובכלל זה זכויות מוסריות – אם קיימות – למעט התמורה המפורטת בהסכם זה.

10. מבלי לגרוע מן האמור לעיל, העובד מסכים בזאת שכל האמצאות תהיינה קניינה הבלעדי והמלא של החברה או של מי שהיא תורה ולחברה או למי שהיא תורה יהיו בעלות וקנין בלעדיים ומלאים על כל הפטנטים והזכויות האחרות בקשר להן. מבלי לגרוע מן האמור לעיל, העובד ממחה בזאת לחברה או למי שהיא תורה, כל זכות, זכאות, ענין, או תועלת, שיש לו או שיהיו לו באמצאות, בין אם הן ניתנות לרישום ובין אם לאו. העובד מאשר כי הוא אינו זכאי לכל תמורה או תמלוגים בגין ההמצאות ו/או בגין הסבתן כאמור ו/או בגין מסחורן ו/או בגין כל שימוש בהן, וכי השכר המשולם לו כולל בחובו אף תמורה מתאימה ומלאה בגין ההמצאות, ולמען הסר ספק, הסכם זה מהווה אף הסכם לצורך סעיף 134 לחוק הפטנטים.

11. העובד מתחייב לסייע לחברה בהגשה, בהשגה ובאכיפה של פטנטים ואמצאות כאמור בכל מדינה שהיא, גם לאחר סיום העסקתו בחברה, ובלבד שהחברה תפצה אותה באופן סביר עבור ההוצאות שיוציא בפועל לצורך סיוע כאמור.

12. האמור בנספח זה בא להוסיף על התחיבויות העובד בהסכם העבודה, וכל סעיפי הנספח באים להוסיף זה על זה ולא לגרוע.

ולראיה באו הצדדים על החתום, בתאריך 23/12/2012 :

בריינסטורם תרפיה תאית בע"מ	
החברה	**העובד**

BRAINSTORM CELL THERAPEUTICS LTD
בריינסטורם תרפיה תאית בע"מ
ח.פ 513601021

ג.ב

נספח ד'

להסכם עבודה בין **בריינסטורם תרפיה תאית בע"מ** והעובד/ת **אלה פטליס**

הודעה בדבר פירוט תנאי עבודה

שם המעביד : **בריינסטורם תרפיה תאית בע"מ**

הישות המשפטית : **בריינסטורם תרפיה תאית בע"מ** מס' רישום (תאגיד) **513601021**

מען : בזל 12 פתח-תקווה 49001

שם העובד/ת : **אלה פטליס** מס' זהות : _

מען : **סלנט 57, דירה 9, פ"ת 49530**

1. תאריך תחילת העבודה : 23 בדצמבר 2012.
תקופת החוזה מיום 23 בדצמבר 2012. תקופת החוזה אינה קצובה וכל צד רשאי לסיימה בכל עת בהודעה מראש של 30 ימים בכפוף לאמור בהסכם העבודה.
2. התפקידים העיקריים של העובד/ת הם כלהלן : חשבות
3. שם הממונה הישיר המקצועי של העובד/ת או תואר התפקיד של הממונה הישיר : סמנכ"ל כספים
4. הבסיס שלפיו משולם השכר : משכורת חודשית
5. שכר העובד/ת : 15,000 (במילים : חמש עשרה אלף) ש"ח ברוטו לחודש.
6. ימי העבודה הרגילים של העובד יהיו ימים א' עד ה', ואורכו של יום העבודה הרגיל של העובד/ת הוא 9 שעות ברוטו. יום המנוחה השבועי של העובד/ת : שבת. על העובד/ת להחתים שעון נוכחות בכניסה וביציאה מהעבודה.
7. תשלומים בעבור תנאים סוציאליים שהעובד/ת זכאי/ת להם :

זהות הגורם אליו יבוצעו התשלומים	החל מיום... ואילך	השכר שממנו יבוצעו הפרשות	הפרשות מעביד	הפרשות עובד
ביטוח מנהלים	לאחר תקופת נסיון של 3 חודשים	15,000	13.33%	5%
קרן השתלמות	לאחר תקופת נסיון של 3 חודשים	15,000	7.5%	2.5%

הודעה זו אינה הסכם עבודה, אלא הודעת המעביד בדבר עיקר תנאי העבודה; אין באמור בהודעה זו כדי לגרוע מכל זכות המוקנית לעובד/ת מכוח כל דין, צו הרחבה, הסכם קיבוצי או חוזה עבודה.
בכל מקרה של סתירה יגבר האמור בהסכם העבודה האישי של העובד.

חתימת המעביד : BRAINSTORM CELL THERAPEUTICS LTD בריינסטורם תרפיה תאית בע"מ ח.פ 513601021 תאריך : 23/12/2012

חתימת העובד/ת : [signature] תאריך : 23.12.2012

NOTICE OF DETAILS OF TERMS OF EMPLOYMENT

Name of Employer: Brainstrom Cell Therapeutics Ltd.

Legal Entity: Brainstrom Cell Therapeutics Ltd., company number 513601021

Address: 12 Bazel Street, Petach Tiqva, 49001

Name of Employee: **Alla Patlis**
Address: **57 Salant St. Apartment # 9, Petach Tikva, 49530**

1. Employment Commencement Date: **December 23, 2012**
   Employment Agreement effective as of **December 23, 2012**. The term of the agreement is not limited in time and either party may terminate it by providing a prior notice of **30** days subject to the terms of the agreement.
2. The principal roles of the employee are: **Controller**
3. Name of direct supervisor of the employee or title of the direct supervisor: **CFO**
4. Basis on which salary is paid: Monthly Salary
5. Salary of employee: NIS 15,000 (in words: Fifteen thousands) gross per month.
6. Regular employment days of the employee are Sunday through Thursday, and the length of each regular working day of the employee is 9 hours gross. The weekly rest day of the employee: Saturday. The employee is to clock in and out upon entering and leaving work.
7. Payments for social benefits the employee is entitled to:

Identity of Entity for which payments are made	Commencement date of Payments	Salary on Basis of which payments are made	Employer Allocations	Employee Allocations
Managers Insurance Policy	After 3 months trial period	15,000	13.33%	5%
Educational Fund	After 3 months trial period	15,000	7.5%	2.5%

This notice is not an employment agreement but a notice of the employer regarding the principal terms of employment; nothing in this notice shall derogate from the rights granted to the employee by law, extension orders, collective agreements or the employment agreement.
In case of contradiction the provisions of the employment agreement shall prevail.

Signature of Employer — Date: Dec 23, 2012

BRAINSTORM CELL THERAPEUTICS LTD
ברינסטורם תרפיה תאית בע"מ
ח.פ. 513601021

Signature of Employee — Date: 23.12.2012